                                                                    EXHIBIT 99.4
FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

                                                        March 31       September 30
                                                          1999             1998
                                                      -----------      ------------
                                                    (dollars and shares in thousands)

Assets:
------
Cash and due from banks                               $    45,158      $    41,703
Federal funds sold                                         24,471            8,073
Securities available-for-sale                             421,035          344,134
Loans available-for-sale, net                              74,580           70,346
Loans, net                                                985,764          986,301
Accrued interest receivable                                10,860           11,717
Premises and equipment, net                                32,200           29,826
Real estate, net                                            1,901            2,239
Intangible assets                                          10,711           11,131
Mortgage servicing rights                                  22,722           13,822
Advances to attorneys for loans originated                 23,577           41,242
Other assets                                                9,385            7,573
                                                      -----------      -----------
   Total assets                                       $ 1,662,364      $ 1,568,107
                                                      ===========      ===========

Liabilities and Stockholders' Equity:
------------------------------------
Deposits:
    Demand                                            $   291,770      $   267,596
    Savings                                               165,286          162,869
    Time                                                  780,452          722,376
                                                      -----------      -----------
        Total deposits                                  1,237,508        1,152,841
Notes payable and other borrowed money                    249,335          244,345
Securities sold under agreements to repurchase             24,292           26,791
Checks payable on loans originated                          3,541            3,091
Other liabilities                                          14,471           14,224
                                                      -----------      -----------
   Total liabilities                                    1,529,147        1,441,292
                                                      -----------      -----------

Commitments and contingencies                                  --               --

Stockholders' equity:
  Common stock ($1.00 par value, 100,000 shares
     authorized, 14,287 and 14,227 shares issued,
     respectively, and 14,265 and 14,205 shares
     outstanding, respectively)                            14,287           14,227
  Additional paid-in capital                               41,288           41,069
  Retained earnings                                        77,654           70,164
  Accumulated other comprehensive income                      257            1,624
  Treasury stock at cost (22 shares)                         (269)            (269)
                                                      -----------      -----------
        Total stockholders' equity                        133,217          126,815
                                                      -----------      -----------
      Total liabilities and stockholders' equity      $ 1,662,364      $ 1,568,107
                                                      ===========      ===========



   The accompanying notes are an integral part of the consolidated financial statements.

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)

                                                         Three Months Ended           Six Months Ended
                                                       ----------------------      ----------------------
                                                              March 31                    March 31
                                                         1999          1998          1999          1998
                                                       --------      --------      --------      --------
                                                              (in thousands, except per share data)

Interest Income:
---------------
Loans                                                  $ 23,504      $ 24,104      $ 47,839      $ 48,333
Securities                                                5,792         5,032        11,795         9,976
Federal funds sold                                          222           190           483           422
                                                       --------      --------      --------      --------
  Total interest income                                  29,518        29,326        60,117        58,731
                                                       --------      --------      --------      --------

Interest Expense:
----------------
Deposits                                                 12,402        12,287        24,911        24,529
Short-term borrowings                                     1,495         2,807         3,964         5,011
Long-term borrowings                                      1,507           400         2,943         1,522
                                                       --------      --------      --------      --------
  Total interest expense                                 15,404        15,494        31,818        31,062
                                                       --------      --------      --------      --------
  Net interest income                                    14,114        13,832        28,299        27,669
Provision for estimated losses on loans and leases          808         1,613         1,744         3,352
                                                       --------      --------      --------      --------
  Net interest income after provision for
    estimated losses on loans and leases                 13,306        12,219        26,555        24,317
                                                       --------      --------      --------      --------

Noninterest Income:
------------------
Deposit account service charges                           1,865         1,705         3,862         3,591
Mortgage banking income                                   3,785           971         6,062         2,895
Gain (loss) on sale of investment securities                (51)           66           (51)           81
Other income                                              1,764         1,779         3,390         2,583
                                                       --------      --------      --------      --------
  Total non-interest income                               7,363         4,521        13,263         9,150
                                                       --------      --------      --------      --------
                                                         20,669        16,740        39,818        33,467
                                                       --------      --------      --------      --------

Noninterest Expense:
-------------------
Compensation, taxes and benefits                          7,053         5,688        13,812        11,343
Occupancy and equipment                                   1,488         1,236         2,837         2,390
Advertising                                                 324           311           643           630
Professional fees                                           229           292           434           597
Data processing                                             756           512         1,410           939
Federal deposit insurance premiums                          180           165           352           335
Amortization of intangible assets                           320           319           639           640
Other expenses                                            2,179         1,626         3,916         3,238
                                                       --------      --------      --------      --------
  Total non-interest expense                             12,529        10,149        24,043        20,112
                                                       --------      --------      --------      --------
  Income before income tax expense                        8,140         6,591        15,775        13,355
Income tax expense                                        2,832         2,225         5,703         4,937
                                                       --------      --------      --------      --------
  Net income                                              5,308         4,366        10,072         8,418
Other comprehensive loss, before tax:

  Unrealized gain (loss) on securities:
     Unrealized holding gain (loss) on
        securities arising during the period               (729)          (42)       (2,182)           52
     Less: reclassification adjustment for
        (gains) losses included in net income                51           (66)           51           (77)
                                                       --------      --------      --------      --------
Other comprehensive loss, before tax                       (678)         (108)       (2,131)          (25)
Income tax benefit related to items of other
   comprehensive loss                                       237            38           745             9
                                                       --------      --------      --------      --------
Other comprehensive loss, net of tax                       (441)          (70)       (1,386)          (16)
                                                       --------      --------      --------      --------
Comprehensive income                                   $  4,867      $  4,296      $  8,686      $  8,402
                                                       ========      ========      ========      ========

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)

                                                        Three Months Ended         Six Months Ended
                                                      ------------------------------------------------
                                                             March 31                  March 31
                                                        1999          1998        1999          1998
                                                      --------      --------    --------      --------

Earnings Per Common Share:
-------------------------
  Basic                                               $    .37      $    .31    $    .71      $    .60
  Diluted                                             $    .37      $    .31    $    .70      $    .59

Dividends Per Common Share:                           $   .091      $   .065    $   .182      $   .130
--------------------------
Average Number of Shares Outstanding:
------------------------------------
  Basic                                                 14,231        14,016      14,254        14,009
  Diluted                                               14,513        14,285      14,490        14,265



   The accompanying notes are an integral part of the consolidated financial statements.

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                Six Months Ended March 31,
                                                                                                --------------------------
                                                                                                   1999           1998
                                                                                                 ---------      ---------
                                                                                                  (dollars in thousands)

Operating Activities:
--------------------
Cash flows from operating activities:
  Net income                                                                                     $   9,936      $   8,469
     Adjustments to reconcile net income to cash provided by (used in) operating activities:
     Depreciation                                                                                    1,521          1,221
     Amortization of loan fees, net                                                                    553            150
     Provision for estimated losses on loans, real estate and mortgage servicing rights              1,903          3,346
     Amortization of intangibles                                                                       639            640
     Gain on sale of loans and securities                                                           (5,387)        (1,354)
     Loans available-for-sale:
        Disbursements                                                                             (540,488)       (60,339)
        Purchases                                                                                  (14,551)      (218,395)
        Sales                                                                                      557,948        241,802
        Repayments                                                                                   1,579            317
     Decrease in accrued interest receivable                                                           817            327
     Decrease in accrued interest payable                                                             (483)             4
     Other, net                                                                                     (2,016)        (8,955)
                                                                                                 ---------      ---------
        Total adjustments                                                                            2,035        (41,236)
                                                                                                 ---------      ---------
Net cash provided by (used in) operating activities                                                 11,971        (32,767)
                                                                                                 ---------      ---------

Investing Activities:
--------------------
Cash flows from investing activities:
  Net (increase) decrease in federal funds sold                                                    (15,598)        13,906
  Securities available-for-sale:
    Purchases                                                                                     (207,409)      (161,448)
    Sales                                                                                           23,044         11,622
    Maturities and principal payments                                                              104,523        114,341
  Net (increase) decrease in loans                                                                    (628)        (4,557)
  Acquisition of mortgage servicing rights                                                         (10,198)        (3,466)
  Purchases of premises and equipment                                                               (4,144)        (1,039)
  Proceeds from sales of real estate                                                                   419          1,929
  Net (increase) decrease in advances to attorneys for loans originated                             17,665        (23,896)
  Other, net                                                                                        (2,588)         3,479
                                                                                                 ---------      ---------
  Net cash used in investing activities                                                            (94,914)       (49,129)
                                                                                                 ---------      ---------

Financing Activities:
--------------------
Cash flows from financing activities:
  Net increase in deposits                                                                          85,260         52,059
  Proceeds from notes payable and other borrowed money                                             324,500        155,604
  Repayments of notes payable and other borrowed money                                            (319,510)      (111,732)
  Net decrease in securities sold under agreements to repurchase                                    (2,499)        (1,585)
  Net increase in checks payable on loans originated                                                   450          1,388
  Issuance of common stock                                                                             279            399
  Dividends paid on stock                                                                           (2,082)        (2,404)
                                                                                                 ---------      ---------
  Net cash provided by financing activities                                                         86,398         93,729
                                                                                                 ---------      ---------
Net increase in cash and due from banks                                                              3,455         11,833
Cash and due from banks, beginning of period                                                        41,703         42,233
                                                                                                 ---------      ---------
Cash and due from banks, end of period                                                           $  45,158      $  54,066
                                                                                                 =========      =========

Supplemental Disclosures of  Cash Flow Information:
--------------------------------------------------
Noncash investing and financing activities:
  Real estate foreclosed                                                                         $     494      $   2,722
  Financing of sales of foreclosed real estate                                                         381          1,099
  Dividends declared but not paid on common stock                                                    1,293            852
  Mortgage loans securitized into mortgage-backed securities                                            --         13,427

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES


             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   Summary of Significant Accounting Policies

The accounting and reporting policies of First Liberty Financial Corp. and Subsidiaries ("First Liberty" or "the Company") conform to generally accepted accounting principles and to general practices within the savings and loan industry. The interim consolidated financial statements included herein are unaudited but reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the consolidated financial position, results of operations and cash flows for the interim periods presented. All adjustments reflected in the interim financial statements are of a normal recurring nature. Such financial statements should be read in conjunction with the financial statements and notes thereto and the report of independent accountants included in the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1998. The year end balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. The results of operations for the three and six months ended March 31, 1999 are not necessarily indicative of the results to be expected for the full year.

All references to numbers of shares, per share amounts, stock option data and market prices have been restated to give retroactive effect to the three-for-two stock split in the form of a stock dividend that was effective April 27, 1998.

All financial information has been retroactively restated to reflect the Southland Bank Corporation merger that closed in June 1998 and was accounted for utilizing the pooling-of-interests method of accounting.

On October 1, 1998, the Company adopted SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information," which establishes new standards for public companies to report information about operating segments in annual financial statements and also requires that those companies report, in the second year of application, selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Management has been reviewing First Liberty's information systems to ensure adequate data is available to provide these required disclosures in the financial statements for the fiscal year ending September 30, 1999.

On January 1, 1999, the Company adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends SFAS No. 65, "Accounting for Certain Mortgage Banking Activities," to require that after the securitization of mortgage loans held-for-sale, an entity that engages in mortgage banking activities classify the resulting mortgage-backed securities or other retained interests based on its ability and intent to sell or hold those investments. The adoption of SFAS No. 134 did not have a material impact on the Company's results of operations or its financial condition.

Basis of Presentation

The supplemental financial statements give retroactive effect to the merger of First Liberty Financial Corp. and Vidalia Bankshares, Inc. on April 1, 1999, which has been accounted for as a pooling of interests as described in notes 1 and 3 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation; however, they will become the historical consolidated financial statements of First Liberty Financial Corp. after financial statements covering the date of consummation of the business combination are issued.

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

Certain reclassifications have been made to the prior year consolidated financial statements to conform to the current year consolidated financial statements' presentation.

3.   Earnings Per Share

The following tables provide a reconciliation of the numerators and denominators used in calculating basic and diluted earnings per share ("EPS") for the three and six months ended March 31, 1999 and 1998 (in thousands, except per share amounts).

                                                                             For the Three Months Ended
                                                                 March 31,                                    March 31,
                                                                   1999                                         1998
                                                  Income          Shares       Per-Share     Income            Shares      Per-Share
                                                (Numerator)    (Denominator)     Amount    (Numerator)      (Denominator)    Amount
                                                -----------    -------------   ---------   -----------      -------------  ---------

Basic:
 Net income applicable to common stockholders   $    5,308         14,231       $  0.37    $    4,366           14,016      $  0.31
                                                ==========                      =======    ==========                       =======
Effect of Dilutive Securities:
  Options                                                             282                                          269
                                                                   ------                                       ------
Diluted:
  Net income applicable to common
     Stockholders plus assumed conversions      $    5,308         14,513       $  0.37    $    4,366           14,285      $  0.31
                                                ==========         ======       =======    ==========           ======      =======


                                                                             For the Six Months Ended
                                                                 March 31,                                    March 31,
                                                                   1999                                         1998
                                                  Income          Shares       Per-Share     Income            Shares      Per-Share
                                                (Numerator)    (Denominator)     Amount    (Numerator)      (Denominator)    Amount
                                                -----------    -------------   ---------   -----------      -------------  ---------
Basic:
 Net income applicable to common stockholders   $   10,072         14,254       $  0.71    $    8,418           14,009      $  0.60
                                                ==========                      =======    ==========                       =======
Effect of Dilutive Securities:
  Options                                                             236                                          256

Diluted:
  Net income applicable to common
     Stockholders plus assumed conversions      $   10,072         14,490       $  0.70    $    8,418           14,265      $  0.59
                                                ==========         ======       =======    ==========           ======      =======



Options to purchase 174,689 and 129,760 shares of common stock at an average price of $21.29 and $21.57 per share were outstanding during the three and six months ended March 31, 1999, respectively, but were not included in the computation of diluted EPS because the options' exercise prices were greater than the average market price of the common shares. The options, which expire at various dates in 2008 and 2009, were still outstanding at March 31, 1999.

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

4.  Mortgage Servicing Rights

Liberty Mortgage, the Company's mortgage banking subsidiary, recognizes mortgage servicing rights (MSRs) as assets when loans (either originated or purchased through correspondent relationships) are sold. The value of the MSRs is determined by allocating total costs incurred between the loan and servicing rights retained based on their relative fair values. Thus, the MSRs reduce the basis in the loans originated or purchased and increase the gain (or reduce the loss) on the sales of loans. The following table outlines the activity in MSRs for the three and six month periods ended March 31 (dollars in thousands).

                                  Three Months Ended           Six Months Ended
                                ----------------------      ----------------------
                                       March 31                    March 31
                                ----------------------      ----------------------
                                  1999          1998          1999          1998
                                --------      --------      --------      --------

Balance beginning of period     $ 17,833      $  6,396      $ 13,822      $  6,571
Capitalized                        5,217         2,241        10,198         3,466
Sold                                  --            --            --        (1,118)
Amortized                           (778)         (310)       (1,432)         (592)
Recovery of reserve                  450            --           134            --
                                --------      --------      --------      --------
Balance end of period           $ 22,722      $  8,327      $ 22,722      $  8,327
                                ========      ========      ========      ========


The estimated combined fair value of these assets exceeded the book value at March 31, 1998. However a reserve of $0.75 million was required at March 31, 1999. When determining fair value the Company considers the date of origination, the average note rate, average remaining term and estimated prepayment speed. The fair value is calculated by estimating the present value of future net servicing income.

5.  Recently Issued Accounting Standards

In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and then in July 1999, issued SFAS No. 137, which delayed the effective date of the SFAS No. 133 for one year. Thus, SFAS No. 133 is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000 (October 1, 2000 for the Company). SFAS No. 133 requires all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. Due to the present limited use of derivative instruments, Management anticipates the adoption of SFAS No. 133 will not have a significant impact on the Company's results of operations or its financial position.

FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

6.  Subsequent Events

On April 28, 1999, the Company announced that it had agreed to be acquired by BB&T Corporation of Winston-Salem, North Carolina. The transaction has been approved by the directors of both companies. Based on BB&T's closing price of $39 on April 26, 1999, First Liberty shareholders will receive .8525 BB&T shares for each First Liberty share, worth $33.25. However, the final exchange ratio will be determined based on the actual closing price during a specified period prior to closing. The merger, which is subject to the approval of the First Liberty shareholders and banking regulators, is expected to be completed in the fourth quarter of calendar 1999.

7. Changes in Stockholders' Equity

The following table summarizes the changes in the components of stockholders' equity for the period shown (in thousands).

                                                        Additional                      Other                        Total
                                             Common       Paid-in       Retained    Comprehensive   Treasury      Stockholders'
                                              Stock       Capital       Earnings        Income        Stock          Equity
                                            --------    ----------      --------    -------------   --------      -------------

Balance at September 30, 1998               $ 14,227      $ 41,069      $ 70,164        $ 1,624      $ (269)       $ 126,815
Common stock dividends declared, $0.182
   per share                                                              (2,582)                                     (2,582)

Common stock issued for exercise of stock
   options - 71,925 shares                        72           431                                                       503
Shares cancelled                                 (12)         (212)                                                     (224)

Net change in other comprehensive income                                                 (1,367)                      (1,367)
Net income                                                                10,072                                      10,072
                                            --------      --------     ---------        -------      ------        ---------
Balance at March 31, 1999                   $ 14,287      $ 41,288     $  77,654        $   257      $ (269)       $ 133,217
                                            ========      ========     =========        =======      =======       =========